Exhibit 10.3
Execution Version

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Security Agreement”) dated as of September 16, 2009, is made by and among CAPRIUS, INC., a Delaware corporation (“Caprius”), M.C.M. ENVIRONMENTAL TECHNOLOGIES, INC., a Delaware corporation (“M.C.M.”), M.C.M. ENVIRONMENTAL TECHNOLOGIES LTD., an Israeli corporation (“M.C.M. Israel”), the Additional Obligors (as defined in Section 14(k)) (together with Caprius, M.C.M. and M.C.M. Israel, collectively, the “Obligors” and each (including Caprius, M.C.M. and M.C.M. Israel) individually, an “Obligor”), VINTAGE CAPITAL GROUP, LLC, a Delaware limited liability company (together with its successors and assigns, collectively, the “Secured Party”), as an inducement to the Secured Party to enter into that certain Securities Purchase and Sale Agreement of even date herewith (as may be amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”) and the transactions contemplated thereby.  All Capitalized terms used and not defined herein shall have the respective meanings assigned to them in the Purchase Agreement.

A G R E E M E N T

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Obligors and the Secured Party hereby agree as follows:

1.           DEFINITIONS.  Except as otherwise provided herein, terms defined in the Purchase Agreement or the UCC shall have the same meanings when used herein.  As used herein, the term:

“Collateral” shall have the meaning set forth in Section 2.

“Liquidation Costs” means the reasonable costs and out of pocket expenses incurred by the Secured Party in obtaining possession of any Collateral, in storage and preparation for sale, lease or other disposition of any Collateral, in the sale, lease, or other disposition of any or all of the Collateral, and/or otherwise incurred in foreclosing on any of the Collateral, including, without limitation, (a) reasonable attorneys’ fees and legal expenses, (b) transportation and storage costs, (c) advertising costs, (d) sale commissions, (e) sales tax and license fees, (f) costs for improving or repairing any of the Collateral, and (g) costs for preservation and protection of any of the Collateral.

“Obligations” shall have the meaning set forth in Section 3.

“Permitted Encumbrances” means liens for taxes and assessments not yet due and payable or, if due and payable, those being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained, security interests and liens created by the Investment Documents, Permitted Liens, and security interests and liens permitted pursuant to Section 10.5 of the Purchase Agreement.

“UCC” means the Uniform Commercial Code as in effect in the State of New York on the date of this Security Agreement.

2.           GRANT OF SECURITY INTEREST.  Each Obligor hereby grants to the Secured Party a security interest in all personal property of that Obligor, wherever located, now owned or hereafter acquired or created, including, without limitation, all of the following, each as defined in the UCC unless otherwise defined below (the “Collateral”):

(a)           Accounts;

(b)           Certificated Securities;

(c)           Chattel Paper;

(d)           Commercial Tort Claims;

(e)           Computer Hardware and Software and all rights with respect thereto, including, any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing;

(f)           Contract Rights;

(g)           Deposit Accounts;

(h)           Documents;

(i)           Electronic Chattel Paper;

(j)           Equipment;

(k)           Financial Assets;

(l)           Fixtures;

(m)           General Intangibles, including Payment Intangibles and Software;

(n)           Goods (including all of its Equipment, Fixtures and Inventory), and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor;

(o)           Instruments;

(p)           Patents, patent applications, trademarks, trademark applications, copyrights, copyright applications, and all other intellectual property, including without limitation, those patents, patent applications, trademarks, trademark applications, copyrights and copyright applications identified on Annex 1 attached hereto;

(q)           Inventory;

(r)           Investment Property;

(s)           Money (of every jurisdiction whatsoever);

(t)           Letter-of-Credit Rights;

(u)           Security Entitlements;

(v)           Supporting Obligations;

(w)           Uncertificated Securities; and

(x)           to the extent not included in the foregoing, all other personal property of any kind or description;

together with all books, records, writings, databases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing; and all Proceeds, products, offspring, rents, issues, profits and returns of and from any of the foregoing; provided that to the extent that the provisions of any license, permit, lease or contract expressly prohibit (which prohibition is enforceable under applicable law) any assignment thereof, and the grant of security interest therein, the Secured Party will not enforce the security interest in that Obligor’s rights under such license, permit, lease or contract (other than in respect of the Proceeds thereof) for so long as such prohibition continues, it being understood that upon request of the Secured Party, such Obligor will in good faith use reasonable efforts to obtain consent for the creation of a security interest in favor of the Secured Party (and to enforcement by the Secured Party of such security interest) in the Obligor’s rights under such license, permit, lease or contract.

3.           DEBTS SECURED.  The security interest granted by this Security Agreement shall secure the prompt payment and performance of all of the Obligors’ present and future debts, obligations, and liabilities of whatever nature to the Secured Party, including, without limitation, (a) the Note and any PIK Notes (as defined in the Note) issued or deemed to be issued pursuant to the Note, (b) all obligations of each Obligor arising from or relating to the Investment Documents, including, without limitation, this Security Agreement, and (c) transactions in which the documents evidencing the indebtedness refer to this grant of security interest as providing security therefor (collectively, the “Obligations”).

Each of the Obligors and the Secured Party expressly acknowledge their mutual intent that the security interest created by this Security Agreement secure the prompt and indefeasible payment and performance of payment and performance of any and all Obligations without any limitation whatsoever.

4.           LOCATION OF THE OBLIGORS AND COLLATERAL.  Each Obligor jointly and severally represents and warrants that:

(a)           Annex 2 attached hereto correctly and completely sets forth its full and correct legal name, type of organization, jurisdiction of organization, organizational ID number (if applicable), chief executive office and mailing address as of the date of this Security Agreement.

(b)           Annex 2 attached hereto correctly and completely sets forth the location of its Accounts as of the date of this Security Agreement.

(c)           Annex 2 attached hereto correctly and completely sets forth each location of its Inventory as of the date hereof.

(d)           Annex 2 attached hereto correctly and completely sets forth each location of its Equipment as of the date hereof.

Each Obligor agrees that it will not change its state of organization or any of the above referenced locations or create any new locations for such items or matters without giving the Secured Party at least thirty (30) days’ prior written notice thereof.  In addition, each Obligor agrees that it will not (i) change its name, federal employer identification number, organizational identification number, corporate structure or identity, or (ii) create or operate under any new fictitious name without giving the Secured Party at least thirty (30) days’ prior written notice thereof.

5.           REPRESENTATIONS AND WARRANTIES CONCERNING COLLATERAL.  Each Obligor jointly and severally represents and warrants that:

(a)           One or more of the Obligors is the sole owner of the Collateral.

(b)           The Collateral is not subject to any security interest, lien, prior assignment, or other encumbrance of any nature whatsoever except Permitted Encumbrances.  M.C.M. Israel represents and warrants that it received an assignment of the entire right, title and interest in and to United States Patent 5,620,654 on November 17, 1998, and that it has not assigned any interest in or to such patent prior to the date hereof.

(c)           The Accounts, Instruments and Chattel Paper are bona fide obligations of the obligors identified therein for the amount identified therein or as otherwise disclosed in writing to the Secured Party by the Obligors, except for normal and customary disputes which arise in the ordinary course of business and which are not expected to affect a material portion of such obligations.

(d)           To the knowledge of the Obligors, there are no defenses or setoffs to payment of the Accounts, Instruments or Chattel Paper which can be asserted by way of defense or counterclaim against the Obligors or the Secured Party, except for normal and customary disputes which arise in the ordinary course of business and which are not expected to affect a material portion of such obligations.

(e)           There is presently no default or delinquency in any payment of the Accounts, Instruments or Chattel Paper (except, with respect to the Accounts, any default or delinquency which has been reserved against by the Obligors in accordance with generally accepted accounting principles) and, to its knowledge, such Collateral is expected to be timely paid in full by the obligor, except for normal and customary disputes which arise in the ordinary course of business and which are not expected to affect a material portion of such obligations.

(f)           The Obligors have no knowledge of any fact or circumstance which would materially impair the ability of any obligor on the Accounts, Instruments or Chattel Paper to timely perform its obligations thereunder, except those which arise in the ordinary course of business and which are not expected to affect a material portion of such obligations in the aggregate.

(g)           Any services performed or goods sold giving rise to the Accounts, Instruments or Chattel Paper have been rendered or sold in material compliance with applicable laws, ordinances, rules, and regulations.

(h)           There have been no extensions, modifications, or other agreements relating to payment of the Accounts, Instruments or Chattel Paper (except, with respect to the Instruments and Chattel Paper, as shown upon the face thereof or as otherwise disclosed in writing to the Secured Party by such Obligor), except those granted in the ordinary course of business and which are not expected to affect a material portion of such obligations.

(i)           As of the date hereof, the Obligors do not possess a Commercial Tort Claim.

6.           COVENANTS CONCERNING COLLATERAL.  Each Obligor jointly and severally covenants that:

(a)           the Obligors will keep the Collateral free and clear of any and all security interests, liens, assignments or other encumbrances, except Permitted Encumbrances and no Obligor shall enter into any licenses with respect to the Collateral, except in the ordinary course of business.

(b)           the Obligors shall promptly notify the Secured Party in writing upon incurring or otherwise obtaining a Commercial Tort Claim after the Closing Date against any third party and, upon reasonable request of the Secured Party, promptly enter into an amendment to this Security Agreement and do such other acts or things deemed appropriate by the Secured Party to give the Secured Party a security interest in any such Commercial Tort Claim.

(c)           the Obligors shall (i) promptly notify the Secured Party in writing upon acquiring or otherwise obtaining any material Collateral after the date hereof consisting of Deposit Accounts, Investment Property, Letter of Credit Rights or Electronic Chattel Paper and, upon the request of the Secured Party, promptly execute such other documents, and do such other acts or things reasonably deemed appropriate by the Secured Party to deliver to the Secured Party control with respect to such Collateral, and (ii) promptly notify the Secured Party in writing upon acquiring or otherwise obtaining any material Collateral after the date hereof consisting of Documents or Instruments and, upon the request of the Secured Party, will promptly execute such other documents, and do such other acts or things  reasonably deemed appropriate by the Secured Party to deliver to the Secured Party possession of such Documents which are negotiable Instruments, and, with respect to nonnegotiable Instruments, to have such nonnegotiable Instruments issued in the name of the Secured Party; and with respect to Collateral in the possession of a third party, other than Certificated Securities and Goods covered by a Document, obtain an acknowledgment from the third party that it is holding the Collateral on behalf of the Secured Party.

(d)           the Obligors shall keep the Equipment in good repair, ordinary wear and tear and obsolescence excepted, and be responsible for any loss or damage to the Equipment.  The Obligors shall pay when due all taxes, license fees and other charges on the Equipment.  The Obligors shall not sell or in any way dispose of the Equipment except in the ordinary course of business or as permitted in the Purchase Agreement, this Security Agreement or by the Secured Party in writing.  The Obligors shall not misuse, conceal or permit the Equipment to be used unlawfully or for hire or contrary to the provisions of any insurance coverage.  Risk of loss of the Equipment shall be on the Obligors at all times unless the Secured Party takes possession of the Equipment.  Loss of or damage to the Equipment or any part thereof shall not release the Obligors from any of the obligations secured by the Equipment.  The Secured Party or its representatives may, at any time and from time to time upon reasonable notice and without unreasonable disruption of any Obligor’s business, enter any premises where the Equipment is located and inspect, audit and check the Equipment.

(e)           the Obligors shall insure the Equipment, at their sole expense, against loss, damage, theft, and such other risks as the Secured Party may request to the full insurable value thereof with insurance companies and policies reasonably satisfactory to the Secured Party.  Proceeds from such insurance shall be payable to the Secured Party as an additional insured and such policies shall provide for a minimum thirty (30) days written cancellation notice to the Secured Party.  Upon request, copies of such policies or certificates attesting to such coverage shall be delivered to the Secured Party.  Insurance proceeds may be applied by the Secured Party toward payment of any Obligation secured by this Security Agreement, whether or not due, in such order of application as the Secured Party may elect.

(f)           the Obligors shall insure the Inventory at the Obligors’ expense against loss, damage, theft, and such other risks as the Secured Party may reasonably request to the full insurable value thereof with insurance companies and policies reasonably satisfactory to the Secured Party.  Proceeds from such insurance shall be payable to the Secured Party as an additional insured and such policies shall provide for a minimum thirty (30) days written cancellation notice to the Secured Party.  Upon request, copies of such policies or certificates attesting to such coverage shall be delivered to the Secured Party.  Insurance proceeds may be applied by the Secured Party toward payment of any Obligation secured by this Security Agreement, in such order of application as the Secured Party may elect.

(g)           the Obligors will at all times keep accurate and complete records of the Inventory and the Accounts.  The Secured Party or its representatives may, at any time and from time to time upon reasonable notice and without unreasonable disruption of any Obligor’s business, enter any premises where the Inventory and the records pertaining to the Accounts are located and inspect, audit, check, copy, and otherwise review the Inventory and the Accounts.

(h)           so long as no Obligor is in default hereunder or under any Obligation secured hereby, the Obligors shall have the right to sell or otherwise dispose of the Inventory in the ordinary course of business.  No other disposition of the Inventory may be made without the prior written consent of the Secured Party.

(i)           the Obligors shall use diligent and good faith efforts to collect the Accounts.  Until written notice is given by the Secured Party following an uncured default under this Security Agreement, the Obligors are authorized to collect the Accounts in a commercially reasonable manner.  The Secured Party following an uncured default under this Security Agreement, may terminate such authority whereupon the Secured Party is authorized by the Obligors, without further act, to notify any and all account debtors to make payment thereon directly to the Secured Party, and to take possession of all proceeds from the Accounts, and to take any action which the Obligors might or could take to collect the Accounts, including the right to make any compromise, discharge, or extension of the Accounts.  Upon request of the Secured Party following an uncured default under this Security Agreement, the Obligors agree to execute and deliver to the Secured Party a written notice to the account debtors of any Obligor instructing said account debtors to pay the Secured Party.  The Obligors further agree to execute and deliver to the Secured Party following an uncured default under this Security Agreement all other notices and similar documents requested by the Secured Party to facilitate collection of the Accounts.

(j)           all reasonable costs of collection of the Accounts, including reasonable attorneys' fees and legal expenses, shall be borne solely by the Obligors, whether such costs are incurred by or for the account of the Obligors or the Secured Party.  In the event the Secured Party elects to undertake direct collection of the Accounts, the Obligors agree to deliver to the Secured Party, if so requested, all books, records, and documents in the possession of any Obligor or under the control of any Obligor as may relate to the Accounts or as may be helpful to facilitate such collection.  The Secured Party shall have no obligation to cause an attorneys’ demand letter to be sent, to file any lawsuit, or to take any other legal action in collection of the Accounts.  It is agreed that collection of the Accounts in a commercially reasonable manner does not require that any such legal action be taken.

(k)           each Obligor does hereby make, constitute, and appoint the Secured Party and its designees as such Obligor’s true and lawful attorney in fact, with full power of substitution, such power to be exercised following and during the continuance of an uncured default under this Security Agreement in the following manner:  (1) the Secured Party may receive and open all mail addressed to such Obligor and remove therefrom any cash, notes, checks, acceptances, drafts, money orders or other instruments in payment of the Accounts; (2) the Secured Party may cause mail relating to the Inventory and Accounts to be delivered to a designated address of the Secured Party where the Secured Party may open all such mail and remove therefrom any cash, notes, checks, acceptances, drafts, money orders, or other instruments in payment of the Accounts; (3) the Secured Party may endorse such Obligor’s name upon such notes, checks, acceptances, drafts, money orders, or other forms of payment; (4) the Secured Party may settle or adjust disputes or claims in respect to the Accounts for amounts and upon such terms as the Secured Party, in its sole discretion and in good faith, deems to be advisable, in such case crediting such Obligor with only the proceeds received and collected by the Secured Party after deduction of the Secured Party’s costs, including reasonable attorneys’ fees and legal expenses; and (5) the Secured Party may do any and all other things necessary or proper to carry out the intent of this Security Agreement and to perfect and protect the liens and rights of the Secured Party created under this Security Agreement.

(l)           the Obligors shall use diligent and good faith efforts to collect the Instruments and Chattel Paper.  Until written notice is given by the Secured Party following an uncured default under this Security Agreement, the Obligors are authorized to collect such Collateral in a commercially reasonable manner.  Upon written notice by the Secured Party to the Obligors following an uncured default under this Security Agreement, the Secured Party may at any time terminate such authority.  Upon such termination, the Secured Party is authorized by the Obligors, without further act, to notify in writing any and all obligors on that Collateral to make payment thereon directly to the Secured Party, to take possession of all proceeds from any such payments, and to take any action which an Obligor might or could take to collect that Collateral, including the right to make any compromise, discharge or extension of that Collateral.  Upon request of the Secured Party following and during continuance of an uncured default under this Security Agreement, the Obligors agree to execute and deliver to the Secured Party a written notice to the obligors on such Collateral instructing said obligors to pay the Secured Party.  The Obligors further agree to execute and deliver to the Secured Party all other written notices and similar documents requested by the Secured Party following an uncured default under this Security Agreement to facilitate collection of that Collateral.

Each Obligor hereby irrevocably makes, constitutes, and appoints the Secured Party and its designees as such Obligor’s true and lawful attorney in fact, following and during continuance of an uncured default under this Security Agreement, with full power of substitution, to endorse such Obligor’s name upon checks, drafts, money orders, or other forms of payment of the Instruments and Chattel Paper or on any other documents relating to collection of that Collateral.

All reasonable costs of collection of the Instruments and Chattel Paper, including attorneys’ fees and legal expenses, shall be borne solely by the Obligors, whether such costs are incurred by or for the account of the Obligors or the Secured Party.  In the event the Secured Party elects to undertake to direct collection of that Collateral, the Obligors agree to deliver to the Secured Party, upon request, all books, records, and documents in the possession of any Obligor or under any Obligor’s control as may relate to that Collateral or as may be helpful to facilitate such collection.

(m)           promptly after execution of this Security Agreement, the Obligors shall endorse and deliver to the Secured Party all Instruments and Chattel Paper.  Upon creation of any Instruments or Chattel Paper in the future, promptly after creation the applicable Obligors shall endorse and deliver to the Secured Party the Instruments and Chattel Paper.

(n)           the Obligors shall, promptly upon obtaining knowledge thereof, report to the Secured Party in writing any default on any Instruments or Chattel Paper, any material claim or dispute asserted by any obligor on any item of that Collateral, and any other material matters that may affect the value, enforceability or collectability of any of that Collateral.

(o)           the Obligors shall not, without the Secured Party’s written consent, make any material settlement, compromise or adjustment of any Instruments or Chattel Paper or grant any material discounts, extensions, allowances or credits thereon.

(p)           the Obligors will at all times keep accurate and complete records as to the Instruments and Chattel Paper and payments thereon and will allow the Secured Party or its representatives, at any time and from time to time upon reasonable notice and without unreasonable disruption of the business of any Obligor, to inspect, audit, check, copy and otherwise review those records.

(q)           the Obligors shall execute all such collateral assignments with respect to all patents, patent applications, trademarks, trademark applications, copyrights and copyright applications as the Secured Party reasonably requests in order to perfect the security interests in such Collateral.  The Obligors shall promptly execute for subsequent filing with the U.S. Patent and Trademark Office, such collateral assignments with respect to all existing patents, patent applications, trademarks and trademark applications and, for subsequent filing with the U.S. Copyright Office, such collateral assignments with respect to all copyrights and copyright applications.

7.           RIGHT TO PERFORM FOR THE OBLIGORS.  The Secured Party may, in its sole discretion and without any duty to do so, elect to discharge taxes, tax liens, security interests, or any other encumbrance upon the Collateral, perform any duty or obligation of the Obligors, pay filing, recording, insurance and other charges payable by the Obligors, or provide insurance as provided herein if the Obligors fails to do so.  Any such payments advanced by the Secured Party shall be repaid by the Obligors upon demand, together with interest thereon from the date of the advance until repaid, both before and after judgment, at the Default Rate set forth in the New Notes.  The Obligors hereby authorize the Secured Party to file one or more financing statements or continuation statements in respect thereof, and amendments thereto, relating to all or any part of the Collateral without the signature of an Obligor where permitted by law.  A photocopy or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

8.           DEFAULT.  Time is of the essence of this Security Agreement.  The occurrence of any of the following events, and if required, the giving of any notice and passage of the prescribed time period without cure, shall constitute a default under this Security Agreement:

(a)           Any representation or warranty made by any Obligor in this Security Agreement is materially false or materially misleading when made;

(b)           An Obligor fails in the payment or performance of any obligation, covenant, agreement or liability created by or arising from or related to this Security Agreement; or

(c)           An Event of Default occurs under the Purchase Agreement.

Any default under this Security Agreement (other than a default or Event of Default under any of the Investment Documents other than this Security Agreement, which shall be subject to the notice and cure periods set forth therein) shall be subject to the Secured Party first giving the Obligors written notice of such default and the Obligors shall have thirty (30) days from the date of giving such notice to cure such default.  If the default is cured within said thirty (30) day period then the Secured Party may not exercise any rights or remedies based upon that default.

No course of dealing or any delay or failure to assert any default shall constitute a waiver of that default or of any prior or subsequent default.

9.           REMEDIES.  Upon the occurrence and during continuance of any uncured default under this Security Agreement, the Secured Party shall have the following rights and remedies, in addition to all other rights and remedies existing at law, in equity, or by statute or provided in the Investment Documents which may be exercised without notice to, or consent by, the Obligors, except as such notice or consent is expressly provided for hereunder:

(a)           The Secured Party shall have all the rights and remedies available under the UCC;

(b)           The Secured Party shall have the right to enter upon any premises where the Collateral or records relating thereto may be and take possession of the Collateral and such records;

(c)           Upon request of the Secured Party, the Obligors shall, at their own expenses, assemble the Collateral and records relating thereto at a place designated by the Secured Party and tender the Collateral and such records to the Secured Party;

(d)           Without notice to any Obligor, the Secured Party may obtain the appointment of a receiver of the business, property and assets of any Obligor and each Obligor hereby consents to the appointment of the Secured Party or such person as the Secured Party may designate as such receiver; and

(e)           The Secured Party may sell, lease or otherwise dispose of any or all of the Collateral and, after deducting the Liquidation Costs, apply the remainder to pay, or to hold as a reserve against, the Obligations secured by this Security Agreement.

The Obligors shall be liable for all deficiencies owing on any obligations secured by this Security Agreement after liquidation of the Collateral.  The Secured Party shall not have any obligation to clean-up or otherwise prepare any Collateral for sale, lease, or other disposition.

The Secured Party is hereby granted a license or other right, effective upon the occurrence and during continuance of any uncured default under this Security Agreement, to use, without charge, any Obligor’s labels, patents, copyrights, licenses, rights of use of any name, trade secrets, tradenames, trademarks and advertising matter, or any Property of a similar nature, as it pertains to the Collateral, in completing, advertising for sale and selling any Collateral and such Obligor’s rights under all licenses and, to the extent applicable, all franchise agreements shall inure to the Secured Party.

The rights and remedies herein conferred are cumulative and not exclusive of any other rights and remedies and shall be in addition to every other right, power and remedy herein specifically granted or hereafter existing at law, in equity, or by statute which the Secured Party might otherwise have, and any and all such rights and remedies may be exercised from time to time and as often and in such order as the Secured Party may deem expedient.  No delay or omission in the exercise of any such right, power or remedy or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver thereof or of any default or to be an acquiescence therein.

In the event of  an uncured default pursuant to Section 8 of this Agreement, the Obligors jointly and severally agree to pay all reasonable costs and expenses, including reasonable attorneys’ fees and legal expenses, incurred by the Secured Party in enforcing, or exercising any remedies under, this Security Agreement, and any other rights and remedies.  The Obligors additionally jointly and severally agree to pay all Liquidation Costs.  Any and all such Liquidation Costs and out of pocket expenses shall be payable by the Obligors upon demand, together with interest thereon from the date of the advance until repaid, both before and after judgment, at the Default Rate (as defined in the New Notes).

Regardless of any breach or default, the Obligors agree to pay all reasonable expenses, including reasonable attorneys’ fees and legal expenses, incurred by the Secured Party in any bankruptcy proceedings of any type involving any Obligor, the Collateral, or this Security Agreement, including, without limitation, expenses incurred in modifying or lifting the automatic stay, determining adequate protection, use of cash collateral, or relating to any plan of reorganization.

10.           NOTICES.  All notices or demands by any party hereto shall be in writing and shall be sent as provided in the Purchase Agreement.

11.           INDEMNIFICATION.  Each Obligor jointly and severally agrees to indemnify the Secured Party for any and all claims, costs, losses and liabilities, and for any damages or costs which may be awarded against or incurred by the Secured Party, and for all reasonable attorney fees, legal expenses, and other out-of-pocket expenses incurred by the Secured Party in defending such claims, arising from or related in any manner to the negotiation, execution, or performance by the Secured Party of this Security Agreement, but excluding any claims and liabilities based solely upon the material breach or default by the Secured Party under this Security Agreement or gross negligence or willful misconduct of the Secured Party.

12.           TERMINATION.  Upon the full and final payment in cash of the Obligations (excluding any inchoate expense reimbursements or indemnification obligations) to the Secured Party and the termination of all commitments of the Secured Party to extend credit to the Obligors, the Secured Party shall promptly terminate and release the security interest of the Secured Party in the Collateral, execute and deliver any necessary financing statement terminations or releases, and return to the Obligors any Collateral that was in the possession of the Secured Party, provided that, with respect to any loss or damage that the Secured Party may incur as a result of dishonored checks or other items of payment received by the Secured Party and applied to the Obligations for the benefit of the Secured Party, the Secured Party, shall, (as determined by the consent of the Requisite Holders as specified under Section 14.2 of the Purchase Agreement), (a) have received a written agreement, executed by the Obligors (as required by the Secured Party, acting at the direction of the Requisite Holders as specified under Section 14.2 of the Purchase Agreement) and by any person whose loans or other advances to the Obligors are used in whole or in part to satisfy the Obligations to the Secured Party, indemnifying the Secured Party from any such loss or damage; or (b) have retained such monetary reserves or Liens on the Collateral for such period of time as the Secured Party (acting at the direction of the Requisite Holders as specified under Section 14.2 of the Purchase Agreement) may deem necessary to protect the Secured Party from any such loss or damage.  All reasonable expenses incurred by the Secured Party in connection with the termination of the security interests granted to the Secured Party in connection with this Security Agreement shall be the sole expense of the Obligors.

13.           REINSTATEMENT.  Notwithstanding anything to the contrary herein contained, this Security Agreement and the security interest provided for herein shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any or all of the Obligations is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by the Secured Party in connection with any bankruptcy, reorganization or similar proceeding involving any Obligor, any other party liable with respect to the Obligations or otherwise, if the proceeds of any Collateral are required to be returned by the Secured Party under any such circumstances, or if the Secured Party elects to return any such payment or proceeds or any part thereof, all as though such payment had not been made or such proceeds not been received.

14.           MISCELLANEOUS.

(a)           Any failure or delay by the Secured Party to require strict performance by the Obligors of any of the provisions, warranties, terms and conditions contained herein or in any other agreement, document, or instrument, shall not affect the right of the Secured Party to demand strict compliance and performance therewith, and any waiver of any Event of Default shall not waive or affect any other Event of Default, whether prior or subsequent thereto, and whether of the same or of a different type.

(b)           Neither the Secured Party nor its officers, directors, affiliates, partners, principals, employees, representatives, agents, or attorneys, shall be liable to any Obligor for any incidental or consequential damages arising from or relating to any breach of contract, tort, or other wrong in connection with or relating to this Security Agreement or the Collateral.

(c)           In the event any term or provision of this Agreement conflicts with any term or provision of the Purchase Agreement, the term or provision of the Purchase Agreement shall control.

(d)           IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE (WITHOUT REGARD TO THE CHOICE OF LAW OR CONFLICTS OF LAW PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

(e)           TO THE EXTENT PERMITTED AND ENFORCEABLE UNDER APPLICABLE LAW, EACH OBLIGOR AND THE SECURED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SECURITY AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  THE OBLIGORS AND THE SECURED PARTY REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS TO THE EXTENT PERMITTED AND ENFORCEABLE UNDER APPLICABLE LAW FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, AND SUBJECT TO THE ENFORCEABILITY OF THE FOREGOING WAIVER, A COPY OF THIS SECURITY AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(f)           Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall be severable and, as to such jurisdiction only, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(g)           All references in this Security Agreement to the singular shall be deemed to include the plural if the context so requires and vice versa.  References in the collective or conjunctive shall also include the disjunctive unless the context otherwise clearly requires a different interpretation.

(h)           Two or more duplicate originals of this Security Agreement may be signed by the parties, each duplicate of which shall be an original but all of which shall constitute one and the same instrument.  Facsimile or PDF signatures delivered hereunder shall be deemed original signatures.

(i)           All agreements, representations, warranties and covenants made by the Obligors shall survive the execution and delivery of this Security Agreement, the filing and consummation of any bankruptcy proceedings, and shall continue in effect so long as any obligation to the Secured Party contemplated by this Security Agreement is outstanding and unpaid, notwithstanding any termination of this Security Agreement.  All agreements, representations, warranties and covenants in this Security Agreement shall bind the party making the same and its heirs, successors and permitted assigns, and shall be to the benefit of and be enforceable by each party for whom made and their respective heirs, successors and permitted assigns.

(j)           This Security Agreement, together with the Investment Documents, constitutes the entire agreement between the Obligors and the Secured Party with respect to the subject matter hereof and all other prior and contemporaneous agreements, arrangements, and understandings between the parties hereto as to the subject matter hereof are, except as otherwise expressly provided herein, rescinded.  Except as contemplated by Section 14(k), no provision of the Security Agreement may be waived, modified or supplemented except by an instrument in writing signed by each of the Obligors and the Secured Party.  Any modification, supplement or waiver shall be for such period and subject to such conditions as shall be specified in the written instrument effecting the same and shall be binding upon each Obligor and the Secured Party, and any such waiver shall be effective only in the specific instance and for the purpose for which given.

(k)           Upon the execution and delivery by any Person of an assumption agreement in substantially the form of Exhibit A hereto as contemplated by Section 9.7 of the Purchase Agreement (each, an “Assumption Agreement”), (i) such Person shall be referred to as an “Additional Obligor” and shall become and be an Obligor hereunder, and each reference in this Security Agreement to an “Obligor” shall also mean and be a reference to such Additional Obligor and (ii) each reference herein to “this Security Agreement”, “hereunder”, “hereof” or words of like import referring to this Security Agreement, and each reference in any other Investment Document to the “Security Agreement” and “thereunder” or “thereof” to the extent referring to this Security Agreement, shall mean and be a reference to this Security Agreement as modified by such Assumption Agreement.

(l)           AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF THE OBLIGORS OR THE SECURED PARTY, EACH OF THE OBLIGORS HEREBY CONSENTS AND AGREES THAT THE STATE COURTS OF CALIFORNIA, OR, AT THE OPTION OF THE SECURED PARTY, THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE OBLIGORS AND THE SECURED PARTY PERTAINING TO THIS SECURITY AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS SECURITY AGREEMENT.   THE OBLIGORS EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE OBLIGORS HEREBY WAIVE ANY OBJECTION WHICH THE OBLIGORS MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENT TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.  THE OBLIGORS HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE OBLIGORS PURSUANT TO SECTION 10 HEREOF AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE OBLIGORS’ ACTUAL RECEIPT THEREOF OR THE NEXT BUSINESS DAY IF SENT BY A NATIONALLY RECOGNIZED COURIER FOR NEXT BUSINESS DAY DELIVERY.  NOTHING IN THIS SECURITY AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF THE SECURED PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY THE SECURED PARTY OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS SECURITY AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

(m)           IN THE EVENT THE WAIVER PROVIDED IN SECTION 14(e) IS DEEMED INEFFECTIVE, TO GIVE EFFECT TO THE PARTIES’ DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE OR RETIRED JUDGE APPLYING THE APPLICABLE LAW, THE PARTIES AGREE TO REFER, FOR A COMPLETE AND FINAL ADJUDICATION, ANY AND ALL ISSUES OF FACT OR LAW INVOLVED IN ANY LITIGATION OR PROCEEDING (INCLUDING, WITHOUT LIMITATION, ALL DISCOVERY AND LAW AND MOTION MATTERS, PRETRIAL MOTIONS, TRIAL MATTERS AND POST-TRIAL MOTIONS (E.G. MOTIONS FOR RECONSIDERATION, NEW TRIAL AND TO TAX COSTS, ATTORNEY FEES AND PREJUDGMENT INTEREST)) UP TO AND INCLUDING FINAL JUDGMENT, BROUGHT TO RESOLVE ANY DISPUTE (WHETHER SOUNDING IN CONTRACT, TORT, UNDER ANY STATUTE OR OTHERWISE) BETWEEN AND AMONG ANY OF THE PARTIES HERETO, TO A JUDICIAL REFEREE WHO SHALL BE APPOINTED UNDER A GENERAL REFERENCE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 638.  THE REFEREE’S DECISION WOULD STAND AS THE DECISION OF THE COURT, WITH JUDGMENT TO BE ENTERED ON HIS/HER STATEMENT OF DECISION IN THE SAME MANNER AS IF THE ACTION HAD BEEN TRIED BY THE COURT.  THE PARTIES HERETO SHALL SELECT A SINGLE NEUTRAL REFEREE, WHO SHALL BE A RETIRED STATE OR FEDERAL JUDGE WITH AT LEAST FIVE YEARS OF JUDICIAL EXPERIENCE IN CIVIL MATTERS.  IN THE EVENT THAT THE PARTIES HERETO CANNOT AGREE UPON A REFEREE, THE REFEREE SHALL BE APPOINTED BY THE COURT.  WITHOUT LIMITING OR AFFECTING ANY INDEMNITIES AVAILABLE TO THE SECURED PARTY, THE SECURED PARTY, ON THE ONE HAND, AND THE OBLIGORS, ON THE OTHER HAND, SHALL EQUALLY BEAR THE FEES AND EXPENSES OF THE REFEREE (50% BY THE SECURED PARTY AND 50% BY THE OBLIGORS) UNLESS THE REFEREE OTHERWISE PROVIDES IN THE STATEMENT OF DECISION.

IN WITNESS WHEREOF, the Obligors and the Secured Party have executed this Security Agreement as of the date first written above.

OBLIGORS: CAPRIUS, INC.

By:	/s/Dwight Morgan
Name: Dwight Morgan Title: Chief Executive Officer

M.C.M. ENVIRONMENTAL TECHNOLOGIES, INC.

By:	/s/Dwight Morgan
Name: Dwight Morgan Title: Chief Executive Officer

M.C.M. ENVIRONMENTAL TECHNOLOGIES LTD.

By:	/s/George Aaron
Name: George Aaron Title: Chairman

[SIGNATURE PAGE TO SECURITY AGREEMENT]

SECURED PARTY: VINTAGE CAPITAL GROUP, LLC

By:	/s/Fred C. Sands
Name: Fred C. Sands Title: Chairman

[SIGNATURE PAGE TO SECURITY AGREEMENT]

ANNEX 1

Intellectual Property

ANNEX 2

Locations of the Obligors and Collateral

EXHIBIT A

Form of Assumption Agreement

_________ __, ____

Vintage Capital Group, LLC, as Secured Party
11611 San Vincente Boulevard, 10th Floor
Los Angeles, CA  90049
Attention:  Thomas Webster

Ladies and Gentlemen:

Reference is made to (i) the Securities Purchase and Sale Agreement dated September 16, 2009 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”) by and between Caprius, Inc., M.C.M. Environmental Technologies, Inc., M.C.M. Environmental Technologies Ltd., and Vintage Capital Group, LLC, and (ii) the Security Agreement referred to therein (as in effect on the date hereof and as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, together with this Assumption Agreement, being the “Security Agreement”).  The capitalized terms defined in the Security Agreement or in the Purchase Agreement and not otherwise defined herein are used herein as therein defined.

Section 14(k) of the Security Agreement provides for additional Persons from time to time to become additional “Obligors” under the Security Agreement and [Name of Additional Obligor], a [insert type of entity] (the “Additional Obligor”) desires to become such an additional “Obligor”.  Pursuant to Section 14(k) of the Security Agreement, the Additional Obligor hereby agrees to become an “Obligor” for all purposes of the Security Agreement and hereby supplements Annexes 1 and 2 to the Security Agreement as specified in the attached Appendix A.

Without limiting the generality of the foregoing, as collateral security for the prompt payment in full when due (whether at stated maturity, upon acceleration, on any optional or mandatory prepayment date or otherwise) and performance of the Obligations, the Additional Obligor hereby pledges and grants to the Secured Party a security interest in all of the Additional Obligor’s right, title and interest in and to the Collateral in the same manner and to the same extent as is provided in the Security Agreement.

In addition, the Additional Obligor hereby agrees to perform the covenants and undertakings of an Obligor under the Security Agreement and hereby makes the representations and warranties set forth in the Security Agreement, with respect to itself and its obligations under the Security Agreement.

Delivery of an executed counterpart of a facsimile or PDF signature page to this Assumption Agreement shall be effective as delivery of an original executed counterpart of this Assumption Agreement.  All notices to the Additional Obligor with respect to this Assumption Agreement, the Security Agreement or the transactions contemplated by the foregoing shall be in accordance with Section 10 of the Security Agreement and addressed to the Additional Obligor at the address specified below its name on its signature page attached hereto.

This Assumption Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York applicable to contracts made and performed in that state (without regard to the choice of law or conflicts of law provisions thereof) and any applicable laws of the United States of America.

The undersigned hereby consents and agrees that the state courts of California, or at the option of the Secured Party, the United States District Court for the Central District of California, shall have exclusive jurisdiction to hear and determine any claims or disputes between the Secured Party and the Additional Obligor pertaining to this Assumption Agreement or the Security Agreement or to any matter arising out of or related to this Assumption Agreement or the Security Agreement.  The undersigned expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and the undersigned hereby waives any objection which it may have based upon lack of personal jurisdiction, improper venue or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court.  The undersigned hereby waives personal service of the summons, complaint and other process issued in any such action or suit and agrees that service of such summons, complaint and other process may be made by registered or certified mail addressed to the undersigned at the address specified under its name on its signature page attached hereto and that service so made shall be deemed completed upon the earlier of the undersigned’s actual receipt thereof or the next Business Day if sent by a nationally recognized courier for next Business Day delivery.  Nothing in this Assumption Agreement shall be deemed or operate to affect the right of the Secured Party to serve legal process in any other manner permitted by law, or to preclude the enforcement by the Secured Party of any judgment or order obtained in such forum or the taking of any action under this Assumption Agreement or the Security Agreement to enforce same in any other appropriate forum or jurisdiction.

TO THE EXTENT PERMITTED AND ENFORCEABLE UNDER APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS ASSUMPTION AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  THE UNDERSIGNED REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS TO THE EXTENT PERMITTED AND ENFORCEABLE UNDER APPLICABLE LAW, FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, AND SUBJECT TO THE ENFORCEABILITY OF THE FOREGOING WAIVER, A COPY OF THIS ASSUMPTION AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

EXHIBIT A — PAGE 2

IN THE EVENT THE WAIVER PROVIDED IN THE PRECEDING PARAGRAPH IS DEEMED INEFFECTIVE, TO GIVE EFFECT TO THE PARTIES’ DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE OR RETIRED JUDGE APPLYING THE APPLICABLE LAW, THE PARTIES AGREE TO REFER, FOR A COMPLETE AND FINAL ADJUDICATION, ANY AND ALL ISSUES OF FACT OR LAW INVOLVED IN ANY LITIGATION OR PROCEEDING (INCLUDING, WITHOUT LIMITATION, ALL DISCOVERY AND LAW AND MOTION MATTERS, PRETRIAL MOTIONS, TRIAL MATTERS AND POST-TRIAL MOTIONS (E.G. MOTIONS FOR RECONSIDERATION, NEW TRIAL AND TO TAX COSTS, ATTORNEY FEES AND PREJUDGMENT INTEREST)) UP TO AND INCLUDING FINAL JUDGMENT, BROUGHT TO RESOLVE ANY DISPUTE (WHETHER SOUNDING IN CONTRACT, TORT, UNDER ANY STATUTE OR OTHERWISE) BETWEEN AND AMONG ANY OF THE PARTIES HERETO, TO A JUDICIAL REFEREE WHO SHALL BE APPOINTED UNDER A GENERAL REFERENCE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 638.  THE REFEREE’S DECISION WOULD STAND AS THE DECISION OF THE COURT, WITH JUDGMENT TO BE ENTERED ON HIS/HER STATEMENT OF DECISION IN THE SAME MANNER AS IF THE ACTION HAD BEEN TRIED BY THE COURT.  THE PARTIES HERETO SHALL SELECT A SINGLE NEUTRAL REFEREE, WHO SHALL BE A RETIRED STATE OR FEDERAL JUDGE WITH AT LEAST FIVE YEARS OF JUDICIAL EXPERIENCE IN CIVIL MATTERS.  IN THE EVENT THAT THE PARTIES HERETO CANNOT AGREE UPON A REFEREE, THE REFEREE SHALL BE APPOINTED BY THE COURT.  WITHOUT LIMITING OR AFFECTING ANY INDEMNITIES AVAILABLE TO THE SECURED PARTY, THE SECURED PARTY, ON THE ONE HAND, AND THE OBLIGORS, ON THE OTHER HAND, SHALL EQUALLY BEAR THE FEES AND EXPENSES OF THE REFEREE (50% BY THE SECURED PARTY AND 50% BY THE OBLIGORS) UNLESS THE REFEREE OTHERWISE PROVIDES IN THE STATEMENT OF DECISION.

Very truly yours, [NAME OF ADDITIONAL OBLIGOR]

By:
Name:
Title:

Address for Notices:

[	]
[	]
[	]

EXHIBIT A — PAGE 3

APPENDIX A

Supplements to Annexes 1 and 2 to the Security Agreement